SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

WESTWOOD HOLDINGS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-31234	75-2969997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(Address of principal executive offices)

(214) 756-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01: REGULATION FD DISCLOSURE

On March 11, 2013, Westwood Holdings Group, Inc. (“the Company”) will provide an update on the Company’s business to certain shareholders of the Company’s common stock.

The slides accompanying the presentation are attached as Exhibit 99.1 and will be available on the Company’s website at www.westwoodgroup.com under “Investor Relations.”

The information in this report, including exhibits, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” within the meaning of section 18 of the Securities Act of 1934, or otherwise subject to the liabilities under that Section.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Slides accompanying Company’s shareholder presentation on March 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2013

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ Mark A. Wallace
Mark A. Wallace
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slides accompanying Company’s shareholder presentation on March 11, 2013.